UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Winter Street, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(617) 551-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2020, Radius Health, Inc. (the “Company”) announced the appointment of Dan Dolan, age 44, as the Company’s Principal Financial Officer and Principal Accounting Officer, and Treasurer, effective as of September 24, 2020.

Dan has served as Head of Financial Planning and Analysis for Radius since he joined the company in 2017. Dan was instrumental in the launch of TYMLOS® and works closely with all of the business functions within the Company. Prior to joining Radius Dan spent 12 years at Shire plc where he held numerous financial management positions of increasing responsibility, leading global business units across Shire’s portfolio of products.

Dan succeeds Jose (Pepe) Carmona as Principal Financial Officer, Principal Accounting Officer and Treasurer of the Company, effective as of September 24, 2020. In connection with his departure, Mr. Carmona is entitled to receive (a) accelerated vesting of 15,000 unvested restricted stock units previously awarded to Mr. Carmona, (b) a lump sum severance payment in an amount equal to nine months of his base salary and (c) a lump sum payment equal to the COBRA premiums necessary to continue his and his dependents’ health insurance coverage for a period of nine months, in exchange for executing and delivering to the Company a General Release of Claims, substantially in the form included as an exhibit to the form of Executive Severance Agreement filed with the Securities and Exchange Commission on March 1, 2018.

The foregoing terms and conditions of Mr. Carmona’s separation is only a summary and is qualified in its entirety by the full text of the General Release of Claims between the Company and Mr. Carmona dated September 22, 2020, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

A copy of the press release announcing this event has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are included in this report:

Exhibit No.	Description

99.1	Press Release of Radius Health, Inc., dated September 24, 2020

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: September 24, 2020	By:	/s/ Kelly Martin
	Name:	Kelly Martin
	Title:	President and Chief Executive Officer